UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 14, 2008

CHINA HEALTHCARE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33269	20-5013347
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1233 Encino Drive
Pasadena, CA		91108
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (626) 568-9924

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
On January 14, 2008, China Healthcare Acquisition Corp. (the “Company”) dismissed Goldstein Golub Kessler LLP (“GGK”), the Company’s independent registered public accounting firm. Goldman Parks Kurland Mohidin, LLP was subsequently engaged as the Company’s new independent registered public accounting firm on January 14, 2008.
The audit report of GGK on the financial statements of the Company at May 9, 2007, December 31, 2006 and June 15, 2006 and for the period from January 1, 2007 to May 9, 2007, the cumulative period from June 7, 2006 (inception) to May 9, 2007, the period from June 7, 2006 (inception) to December 31, 2006, and the period from June 6, 2006 (inception) to June 15, 2006, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report on the financial statements for the period ended December 31, 2006 included a going concern explanatory paragraph.
The decision to engage Goldman Parks Kurland Mohidin, LLP was approved by the audit committee of the Company’s board of directors.
During the Company’s two most recent fiscal years ended December 31, 2006 and 2007 and through the date of this Current Report, the Company did not consult with Goldman Parks Kurland Mohidin, LLP on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Goldman Parks Kurland Mohidin, LLP did not provide either a written report or oral advice to the Company that Goldman Parks Kurland Mohidin, LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
During the period from June 7, 2006 (inception) to December 31, 2007 and through the date of this Current Report, there were: (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided GGK a copy of the disclosures in this Form 8-K prior to the filing with the Securities and Exchange Commission (“SEC”) and has requested that GGK furnish it with a letter addressed to the SEC stating whether or not GGK agrees with the Company’s statements in this Item 4.01. A copy of the letter dated January 16, 2008 furnished by GGK in response to that request is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

99.1	Letter furnished by GGK in response to the Company’s request, addressed to the Securities and Exchange Commission, dated January 16, 2008, indicating their agreement with the statements contained in the Form 8-K filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2008	CHINA HEALTHCARE ACQUISITION CORP.
	By:	/s/ Alwin Tan
Alwin Tan
Chief Executive Officer